UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2007

Internet America, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-25147	86-0778979
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10930 West Sam Houston Pkwy., N., Suite 200, Houston
77064
(Address of principal executive offices)
(Zip Code)

(713) 968-2500
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Internet America, Inc. has signed a five-year contract with EarthLink (Nasdaq: ELNK), to offer our customers Wi-Fi Internet access in select cities throughout the United States. Our intention is to initially focus in the early deployment as a beta partner in the markets of Corpus Christi and Houston, Texas.

Under terms of the agreement, Internet America will buy Internet access on a wholesale basis from EarthLink in selected cities where Earthlink will build, own and operate municipal wireless networks. Internet America will then sell, install, bill and support its own Wi-Fi Internet service to consumers under Internet America’s brand.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET AMERICA, INC.

Date: May 22, 2007	By:	/s/ William E. Ladin, Jr.
William E. Ladin, Jr.
Chairman and Chief Executive Officer